UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 6 2006

                        Boulder Creek Explorations, Inc.

             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                         Boulder Creek Explorations Inc.
                         -------------------------------
                            (Commission File Number)


                        (IRS Employer Identification No.)

                            1250 West Hastings Street
                           Vancouver, British Columbia
                                 Canada V6E 2M4
               (Address of principal executive offices) (Zip Code)

                                 (604) 288 7703
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 6, 2006 , Boulder Creek Explorations Inc, a Nevada corporation (the "Company"), completed private placements with certain non-U.S. persons for aggregate proceeds of $195,000, pursuant to the terms and conditions of certain subscription agreements between the Company and the investors. The Company offered and sold 56,250 shares of common stock at a purchase price of $0.80 per share, and 75,000 shares of common stock at a purchase price of $2.00 per share. In connection with the sales of common stock, the Company has paid finders' fees of $19,500.


The securities were sold outside of the U.S., to non-US persons, with no directed selling efforts in the U.S., pursuant to Rule 903(b)(3) of Regulation S, promulgated pursuant to the Securities Act of 1933, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Boulder Creek Explorations, Inc,
                                          (Registrant)


Date:  October 11, 2006                   By:  /s/  David C. Hayes
                                               -----------------------------
                                               Name:  David C. Hayes
                                               Title: Director and CFO


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